-15-
             U.S. SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549
                           __________

                            FORM 8-K

                         Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                  Date of Report:  May 3, 2000

               Commission File Number:  000-28251

                      SUNVEST RESORTS, INC.

                      a Florida corporation

        (IRS Employer Identification Number:  65-0693150)

                     2234 N. Federal Highway
                    Boca Raton, Florida 33431
                         (561) 368-0032

         Securities Registered Pursuant to Section 12(g) of the Securities Exchange Act of 1934:

             Common Stock, Par Value $.02 per share

Items 2 and 5.  Acquisitions, Dispositions and Other Events.
                -------------------------------------------
On March 15, 2000, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with US Data Authority, a Florida corporation ("USDA") and certain shareholders of the Company and USDA. (The Merger Agreement was filed as Exhibit 10.5 to the Company's Form 10-KSB on April 12, 2000.) The Merger Agreement provided for the merger of USDA into the Company, with the Company as the survivor and the USDA shareholders ending up with 90% of the Company's common stock (the "Merger"). The Merger Agreement also provided for the Company to effect, prior to the Merger, a 3.6:1 reverse stock split (the "Stock Split") so that at the effective time of the Merger the Company would have 2,500,000 (rather than 9,000,000) shares of common stock outstanding and the USDA shareholders would be issued 22,500,000 new Company shares. The Merger Agreement also required the Company to have no assets or liabilities as of the effective time of the Merger.

     Accordingly, the Company distributed, on April 25, 2000, all of its assets, subject to liabilities, to its shareholders pro rata as a special pre-Merger dividend. The distributed assets consisted of all of the outstanding common stock, par value $1.00 per share (consisting of 9,000,000 shares), of Cove Development, Inc., a Florida corporation, and all of the membership interests (consisting of 9,000,000 units) in Lakeshore Club Development, L.C., a Florida limited liability company.

     The Company then effected the Stock Split of its common stock effective April 28, 2000. As a result of the Stock Split, the Company's common stock received a new CUSIP number and a new trading symbol, "SUNED." The Company's common stock began trading under the symbol "SUNED" on April 28, 2000.

     Effective May 1, 2000, the Company completed the Merger. At the effective time of the Merger, each share of USDA common stock was converted into the right to receive 4,500 shares of Company common stock. The Company issued 22,500,000 new shares of common stock to USDA's shareholders, and the 2,500,000 shares of Company common stock held by the Company's pre-Merger shareholders remained issued and outstanding.

     USDA offers an integrated communications platform built on a unique hybrid network of AT&T and Cable & Wireless backbones, together with a comprehensive range of Internet services to business customers nationwide. By providing Internet access, co-location, remote access, and by functioning as a Total Service Provider for Applications Services Providers, USDA offers the optimum solution for clients in industries requiring the time-sensitive transmission of data.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------
     Registrant's audited financial statements for the year ended
December 31, 1999 are incorporated by reference to Registrant's
Form 10-KSB, effective April 12, 2000. Audited financial statements of USDA for the year ended December 31, 1999 follow.
Registrant will file interim financial statements for each of the Company and USDA, together with pro forma financial information, as an amendment to this report within 60 days of May 8, 2000.


                     ST. JOHN & LANDON, P.A.
      CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS CONSULTANTS
              4401 NORTH FEDERAL HIGHWAY  SUITE 202
                      BOCA RATON, FL  33431
                         ________________

                      PHONE: (561) 391-4848
                       FAX: (561) 392-7575
                       STJOHNANDLANDON.COM




                  INDEPENDENT AUDITOR'S REPORT
                  ----------------------------

To the Board of Directors Shareholders
U.S. Data Authority, Inc.

We have audited the accompanying balance sheet of U.S. Data Authority, Inc., a Corporation, as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period from January 15, 1999 (inception) to
December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of U.S. Data Authority, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the period from January 15, 1999 (inception) to December 31, 1999, in conformity with generally accepted accounting principles.

/S/ St. John & Landon, P.A.

St. John & Landon, P.A.
April 13, 2000


   Member, American Institute of Certified Public Accountants
        Florida Institute of Certified Public Accountants


                    U.S. DATA AUTHORITY, INC.
                          BALANCE SHEET
                        DECEMBER 31,1999

                             ASSETS
Current Assets
     Cash                                             $  16,294
     Accounts receivable                                 58,650
                                                      ---------
          Total Current Assets                           74,944
                                                      ---------
Property and Equipment
     Furniture and fixtures                               1,400
     Equipment                                           52,554
                                                      ---------
                                                         53,954
     Accumulated depreciation                             7,976
                                                      ---------
          Property and Equipment, net                    45,978
                                                      ---------
Other Assets
     Deposits                                            10,000
     Loan receivable-employees                           82,208
                                                      ---------
          Total Other Assets                             92,208
                                                      ---------
          TOTAL ASSETS                                 $213,130
                                                      =========

  The accompanying notes are an integral part of the financial statements.


                    U.S. DATA AUTHORITY, INC.
                    BALANCE SHEET (Continued)
                        DECEMBER 31,1999

              LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable                               $    30,064
     Income taxes payable                                52,137
     Deferred income taxes                                6,785
                                                    -----------
          Total Current Liabilities                      88,986
                                                    -----------
          Total Liabilities                              88,986
                                                    -----------
Stockholders' Equity
     Common stock, $1 par value, 7500 shares
     authorized, 5000 shares issued and                   5,000
     outstanding
     Retained earnings                                  119,144
                                                    -----------
          Total Stockholders' Equity                    124,144
                                                    -----------
          TOTAL LIABILITIES AND STOCKHOLDERS'
          EQUITY                                   $    213,130
                                                   ============

  The accompanying notes are an integral part of the financial statements.


                    U.S. DATA AUTHORITY, INC.
                     STATEMENT OF OPERATIONS
         FOR THE PERIOD FROM JANUARY 15,1999 (INCEPTION)
                       TO DECEMBER 31,1999

Net Sales                                          $    441,436

Cost of Sales                                           154,064
                                                   ------------
     Gross Profit                                       287,372
                                                   ------------
General and Administrative Expenses
     Automobile expenses                                  2,306
     Bank charges                                           236
     Depreciation expense                                 7,976
     Dues and subscriptions                               1,545
     Entertainment expense                                1,985
     Miscellaneous                                        1,096
     Office expense                                      14,418
     Programming fees                                     5,774
     Rent                                                 2,041
     Telephone and internet access                       19,939
     Travel                                               1,177
                                                   ------------
          Total General and Administrative               58,493
          Expenses                                 ------------
          Income from operations                        228,879
                                                   ------------
Other Income (Expense)
     Bad debt expense                                    50,813
                                                   ------------
          Total Other Income (Expense)                   50,813
                                                   ------------
          Income before Income Tax                      178,066

Provision for Income Tax
     Current                                             52,137
     Deferred                                             6,785
                                                   ------------
          Total Provision for Income Tax                 58,922
                                                   ------------
          Net Income                               $    119,144
                                                   ============

  The accompanying notes are an integral part of the financial statements.


                    U.S. DATA AUTHORITY, INC.
          STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
         FOR THE PERIOD FROM JANUARY 15,1999 (INCEPTION)
                       TO DECEMBER 31,1999

                                   COMMON     RETAINED
                                    STOCK     EARNINGS       TOTAL
                                  -------     -------      -------
Balance - January 14, 1999        $     0     $     0      $     0

Issuance of Common Stock            5,000                    5,000

Net Income                              0     119,144      119,144
                                  -------     -------      -------
Balance - December 31, 1999       $ 5,000    $119,144     $124,144
                                  =======    ========     ========


  The accompanying notes are an integral part of the financial statements.



                    U.S. DATA AUTHORITY, INC.
                     STATEMENT OF CASH FLOWS
         FOR THE PERIOD FROM JANUARY 15,1999 (INCEPTION)
                       TO DECEMBER 31,1999

Cash Flows from Operating Activities:
     Net Income                                    $    119,144
Adjustments to reconcile net income to net cash
provided by operating activities:
     Depreciation                                        7,8976
     Provision for bad debts                             50,813
     Deferred income taxes                                6,785
     Service provided to customer exchanged for          (7,000)
     asset
(Increase) Decrease in:
     Accounts receivable                               (109,463)
     Deposits                                           (10,000)
Increase (Decrease) in:
     Accounts payable                                    30,064
     Income taxes payable                                52,137
                                                   ------------
          Net Cash Provided by Operating
          Activities                                    140,456
                                                   ------------
Cash Flows from Investing Activities:
     Purchase of property and equipment                 (46,954)
     Advances to employee                               (82,208)

          Net Cash (Used in) Investing Activities      (129,162)
                                                   ------------
Cash Flows from Financing Activities:
     Proceeds from the sale of common stock               5,000
                                                   ------------
          Net Cash Provided by Financing
          Activities                                      5,000
                                                   ------------
Net Increase in Cash                                     16,294

Cash, Beginning of Period                                     0
                                                   ------------
Cash, End of Period                                 $    16,294
                                                    ===========

  The accompanying notes are an integral part of the financial statements.


                    U.S. DATA AUTHORITY, INC.
               STATEMENT OF CASH FLOWS (Continued)
        FOR THE PERIOD FROM JANUARY 15, 1999 (INCEPTION)
                       TO DECEMBER 31,1999


Supplemental Cash Flow Information:
----------------------------------

Cash Paid for Interest and Income Taxes:
     Interest                                    $0
     Income taxes                                $0

Supplemental Schedule of Noncash Investing and Land Financing Activities:
------------------------------------------------------------------------

During  the period ended December 31, 1999, the Company  provided internet  service and other assets in exchange for  property  and
equipment  with  a  value  of  $44,500.   The  value  of  service
exchanged for equipment amounted to $7,000.








  The accompanying notes are an integral part of the financial statements.


                    U.S. DATA AUTHORITY, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31,1999


NOTE 1 - ORGANIZATION AND PURPOSE AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

Principal Business Activities
-----------------------------
U.S. Data Authority, Inc. ("Company") was incorporated January 15, 1999 and provides a range of bandwidth, internet access and supporting services and network management, primarily to business customers. The Company provides Internet access, co-location access and remote access on a high speed digital network. The Company also provides advisory services associated with the selection and installation of computer hardware to its service customers. The Company is located in Palm Beach County, Florida.

Revenue Recognition
-------------------
Sales  revenue is recognized at the time service is  provided  to
the  customer.   Revenue  associated  with  the  installation  of
equipment is recognized when the equipment is installed.

Cash
----
Cash consists of a non-interest bearing checking account.

Accounts Receivable
-------------------
The   Company   considers  accounts  receivable   to   be   fully
collectible; accordingly, no allowance for doubtful accounts is required.

Property and Equipment
----------------------
Property and equipment purchases are recorded at cost. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets. The useful lives of property and equipment and capital lease assets for purposes of computing depreciation are as follows:

     Useful Lives
     ------------
          Equipment                          3-10 Years
          Furniture and fixtures             3-7 Years

Income Taxes
------------
Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.


NOTE 1 - ORGANIZATION AND PURPOSE AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (Continued)

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - DEFERRED INCOME TAXES

The accompanying balance sheet includes a deferred tax liability in the amount of $6,785 at December 31, 1999. This liability results from temporary differences created by using different depreciation methods for financial reporting than those used for income tax purposes.

The  expense  (benefit) for income taxes  for  the  period  ended
December 31, 1999, consists of the following:

                               Federal       State       Total

Current                      $  43,445    $   8,692  $   52,137
Deferred                         5,946                    6,785
                                                839
                              --------     --------   ---------
                             $  49,391    $   9,431  $   58,922
                             =========    =========  ==========
NOTE 3 - LOAN RECEIVABLE - EMPLOYEE

At December 31, 1999, there was a balance due from an employee of the Company in the amount of $82,208. This balance is a result of various personal expenses of the employee which were paid by the Company. The loan is not evidenced by a written note. Additionally, the Company did not require any principal or interest payments for the period ended December 31, 1999. The loan is unsecured. Management anticipates collection of the balance through technical services and other assets provided to the Company by the employee. As of the date of this report, the loan balance remains unpaid.

NOTE 4 - OPERATING LEASE OBLIGATION

During the period ended December 31, 1999, the Company leased certain office space on a month to month basis. Effective March 1, 2000, the Company entered into an agreement to lease these facilities under an operating lease agreement. The base rent amounts to $2,321 per month. The lease expires February 2001.

Rent expense amounted to $2,041 for the period ended December 31, 1999.

NOTE 5 - CONTINGENCY

The Company maintains no property or liability insurance to provide for loss mitigation in the event of an unforeseen loss. Management currently is obtaining quotes/bids for liability and property coverage. However, as of the date of this report no insurance had been obtained. In the event of a loss, the impact could have a significant affect on the Company's ability to continue operations.

NOTE 6 - COMMITMENTS

During 1999, the Company entered into an agreement with AT&T Corp. to purchase co-location services, whereby the Company will co-locate certain equipment necessary for the operations of the
Company  at various locations throughout the United States.   The
term  of  the  commitment  is  five  years  from  the  point   of
installation. The agreement contains two renewal options, a five-year renewal option followed by a three-year renewal option. The Company has committed to pay a licensing fee of $1,318 per month per location for these co-location services. At December 31,
1999,  the  Company had co-located in 39 locations.   The  annual
commitment  related to the licensing fee amounts to approximately
$51,000.

Additionally, during 1999 the Company entered into an agreement with AT&T Corp to purchase asynchronous transfer mode services ("ATM"). AT&T's ATM service is based on asynchronous transfer mode technology that includes value added options and features. These services will be available to the Company's customers who are located in the contiguous United States. The Company's commitment for these services is based on connection charges. Fees associated with these services are waived for those connections continuing connectivity for 18 months. If the location connection does not remain in place for 18 months, these waived fees will become due and payable. Upon the expiration of the 18 month period (August 2000), fees associated with these location connections will be billed monthly. The agreement requires minimum fees in the amount of $400,000 annually, based on the location and connections in place as of the date of this report. The agreement expires in 2002 and contains two five-year renewal options.

Additionally, during 1999, the Company entered into an agreement with Cable & Wireless USA, Inc., to provide unlimited internet access, transport, interconnection, web hosing, support and other related services, to the customers of the Company. Fees associated with these services are based on number of users connecting to the internet. Fees amount to $8 per user for the first 49,999 users, $7 per user for 250,000 to 499,999 users and $6 per user for 500,000 and more users. The agreement requires a minimum commitment of 500,000 users by the completion of the first year, or approximately $3,750,000 monthly thereafter. The term of the agreement is two-years and contains an automatic renewal option for an additional year unless either party gives written notice of its intention to terminate at least 60 days prior to the expiration of the current term.

The annual minimum commitments related to the above agreements and based on connections in place as of December 31, 1999 are as follows:

                  2000              $  25,950,000
                  2001                 25,667,667
                  2002                    315,664
                  2003                     51,000
                  2004                     29,750
                                     ------------
                                    $  55,817,081
                                    =============
NOTE 7 - SUBSEQUENT EVENTS

On January 19, 2000, the Company entered into an employment agreement with an individual (Chief of Technology) to advise the Company regarding the technical aspects of the Company's operations. The Chief of Technology will report directly to the Board of Directors of the Company. The agreement includes a base compensation of $125,000 annually. The agreement also includes a performance based incentive bonus based on 1% of the Company's profit, as defined more fully in the agreement. The incentive bonus will be paid in cash or the Company's stock, at the employee's discretion. If the employee chooses to be paid in stock, the amount of stock issued will be based on 80% of the market (average bid (asked)) price on the day the employee exercises his option to be paid in stock. As long as the employee is an employee of the Company there will be no time limit restriction on the employee exercising this stock option except for the employee having already received the cash bonus. If the Company terminates the Employee for any reason other than cause, and the Company has reached at least 50% of the first plateau in sales as defined in the agreement, the employee will be given a pro rata share of bonus on termination. Upon execution of the agreement, the employee received shares equaling no less than 4.7778% of the Company's common stock.

On March 2, 2000, the Company entered into an employment agreement with an individual (Interim President) to advise the Company regarding the operational aspects of the Company's operations. The Interim President will report directly to the Board of Directors of the Company. The agreement includes a base compensation of $125,000 annually. The agreement also includes a performance based incentive bonus based on 1% of the Company's profit, as defined more fully in the agreement. The incentive bonus will be paid in cash or the Company's stock, at the employee's discretion. If the employee chooses to be paid in stock, the amount of stock issued will be based on 80% of the market (average bid (asked)) price on the day the employee exercises his option to be paid in stock. As long as the employee is an employee of the Company there will be no time limit restriction on the employee exercising this stock option except for the employee having already received the cash bonus. If the Company terminates the Employee for any reason other than cause, and the Company has reached at least 50% of the first plateau in sales as defined in the agreement, the employee will be given a pro rata share of bonus on termination. Upon execution of the agreement, the employee received shares equaling no less than 4.444% of the Company's common stock

On March 15, 2000, the Company entered into an agreement and plan for merger with SunVest Resorts, Inc., a Florida corporation.
The merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. Upon the merger closing and by virtue of the merger, each share of common stock of the Company, and all rights with respect thereto, shall be converted into 4,500 shares of common stock, $.02 par value, of SunVest. These certificates (shares) will bear a legend indicating that the certificate has not been registered under the Securities Act of 1933 ("Act"), as amended, and that the certificates are restricted securities. The securities may not be sold or otherwise transferred unless they are subsequently registered under the Act. The merged Company will continue the principal operations of the Company. As of the date of this report, certain conditions of the merger remain unsatisfied. However, management anticipates the merger to occur in April 2000.


Exhibit
Number    Sequential Description

2         Agreement and Plan of Merger, by and among SunVest
          Resorts, Inc., US Data Authority, Inc. et al., effective March 15, 2000, incorporated by reference to Exhibit 10.5 of Form 10-KSB, as filed with the SEC on April 12, 2000.

3(i) Articles of Incorporation of Registrant, dated August 6, 1996, incorporated by reference to Exhibit 2.1 to the Registration Statement on Form 10-SB, File No. 000-28251, as filed with the SEC on November 21, 1999, and which became effective on January 21, 2000.

23 Consent of St. John & Landon, P.A., certified public accountants of USDA.

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUNVEST RESORTS, INC.



                              By:  /S/ Dominick F. Maggio
                                  --------------------------------
                                   Dominick F. Maggio
                                   President


                           Exhibit 23


Consent of St. John & Landon, P.A., certified public accountants of USDA.


                     ST. JOHN & LANDON, P.A.
      CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS CONSULTANTS
              4401 NORTH FEDERAL HIGHWAY  SUITE 202
                      BOCA RATON, FL  33431
                        -----------------

                      PHONE: (561) 391-4848
                       FAX: (561) 392-7575
                       STJOHNANDLANDON.COM


May 3, 2000

SunVest Resorts, Inc.
2234 N. Federal Highway
Boca Raton, Florida 33431

Via Facsimile: c/o Mr. Dan Dinur
               770-395-3171

Ladies and Gentlemen:

We hereby consent to the use in this Current Report on Form 8-K of our report dated April 13, 2000, relating to the financial statements of U.S. Data Authority, Inc., Boca Raton, Florida.

Very truly yours,

/S/ Frank Mason, CPA

St. John & Landon, P.A.



   Member, American Institute of Certified Public Accountants
        Florida Institute of Certified Public Accountants